Summary Prospectus November 12, 2009 American Century Investments® New York Tax-Free Fund
Investor Class: ANYIX A Class: ANYAX	C Class: ANTCX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated October 1, 2009. The fund's SAI may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks to maximize total return through high current income that is exempt from federal and New York state and local income taxes.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus and Sales Charges on page 51 of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	A	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or the redemption proceeds for A and C Class shares)	None	None(1)	1.00%
Maximum Account Maintenance Fee	$25(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	A	C
Management Fee	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.66%	0.91%	1.66%

1	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

2	Applies only to investors whose total eligible investments with American Century Investments are less than $10,000.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$68	$212
A Class	$539	$728
C Class	$169	$524

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund was not in operation during the most recent fiscal year, its historical turnover is not presented.

Principal Investments, Principal Risks and Performance

The portfolio managers primarily buy investment-grade debt securities and, under normal market conditions, will invest at least 80% of the fund’s assets in debt securities with interest payments exempt from federal and New York state and local income taxes. Debt securities include fixed-income investments such as notes, bonds, commercial paper and U.S. Treasury securities. An investment-grade security is one that has been rated by at least one independent rating agency in its top four credit quality categories or determined by the advisor to be of comparable credit quality. Details of the fund’s credit quality standards are described in the statement of additional information. The fund is permitted to invest up to 20% of its assets in below investment-grade securities. Under normal market conditions, the fund will maintain a weighted average maturity of more than ten years.

The fund’s principal risks include

•
New York Economic Risk – The fund will be sensitive to events that affect New York’s economy. Significant political or economic developments in New York will likely impact virtually all municipal securities issued in the state. Because the fund invests primarily in New York municipal securities, it may have a higher level of risk than funds that invest in a larger universe of securities.

•
Municipal Securities Risk – Because the fund invests primarily in municipal securities, it will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. By investing primarily in municipal securities, the fund may have a higher level of risk than funds that invest in a larger universe of securities.

•
Nondiversification – The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund.

•
Loss of Tax Exemptions Risk –There is no guarantee that all of the fund’s income will be exempt from federal or state or local income taxes. Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.

•
Interest Rate Risk – Investments in debt securities are also sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. Because this fund has a longer weighted average maturity, it is likely to be more sensitive to interest rate changes.

•
Credit Risk – Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

•
Liquidity Risk – The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

At a Special Meeting of Shareholders held November 12, 2009, shareholders of the fund approved a proposal to change the fund’s status from diversified to nondiversified. This change was effective immediately upon shareholder approval.

The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information will indicate the volatility of the fund’s historical returns from year to year. For current performance information, including yields, please call us or visit americancentury.com.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Steven M. Permut (Macro Strategy Team Representative), Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2009 and has served on teams managing fixed-income investments since joining the advisor in 1987.

Alan Kruss, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2009 and has served on teams managing fixed-income investments since joining the advisor in 1997.

Joseph Gotelli, Portfolio Manager, has shared primary responsibility for the management of the fund since 2009 and has served on teams managing fixed-income investments since joining the advisor in 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $5,000. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. Broker-dealer sponsored wrap program accounts and fee based accounts do not have a minimum purchase amount. The minimum initial investment amount for Coverdell Education Savings Accounts (CESA) is $5,000 unless the account is opened through a financial intermediary. To establish a CESA, you must exchange from another American Century Investments CESA or roll over a minimum of $5,000 in order to meet the fund's minimum. The fund is not available for employer-sponsored retirement plans and generally is inappropriate for tax-deferred accounts, such as IRAs or 403(b) custodial accounts.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

The fund intends to distribute income that is exempt from regular federal and New York state and local income tax, however, fund distributions may be subject to capital gains tax. A portion of the fund’s distributions may be subject to federal income tax, New York state or local income tax and/or the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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